EXHIBIT 10.26

PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of June 23, 1999, made by ENERGY SEARCH, INCORPORATED, a Tennessee corporation ("Pledgor"), in favor of SOUTHERN PRODUCER SERVICES, L.P., a Delaware limited partnership ("Lender").

W I T N E S S E T H:

          WHEREAS, pursuant to a Credit Agreement, dated as of June 23, 1999, (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), between Pledgor and Lender, Lender has agreed to make Loans to Borrower in accordance with the Credit Agreement; and

          WHEREAS, as a condition precedent to the making of the initial Loan under the Credit Agreement, Pledgor is required to execute and deliver this Pledge Agreement; and

          WHEREAS, Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

          NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce Lender to make Loans (including the initial Loan) to Borrower pursuant to the Credit Agreement, Pledgor agrees, for the benefit of Lender, as follows:

ARTICLE I
DEFINITIONS

          SECTION 1.1  Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

          "Collateral" is defined in Section 2.1.

          "Credit Agreement" is defined in the first recital.

          "Distributions" means all distributions or options (in each case whether in cash or in kind, and whether in the ordinary course of business or upon liquidation or otherwise) on or with respect to any Partnership Interests or other security entitlements constituting Collateral and any other payment on account of any Partnership Interest.

          "Lender" is defined in the preamble.

          "Obligor" means Pledgor or any other Person obligated under any Loan Document, including their permitted successors and assigns.

          "Partnership Agreement" means that certain Limited Partnership Agreement of ESI Pipeline Operating L.P., attached hereto as Attachment 1, as the same may be amended, modified, restated and/or supplemented from time to time, in which Pledgor participates as a general or limited partner, as the case may be.

          "Partnership Interest" means all right, title and interest of Pledgor in and to the Partnership, the cash or other property or assets of such Partnership, and all profits, income, surplus, compensation, return of capital, distributions and other reimbursements and payments from such Partnership (including, without limitation, specific properties of the Partnership upon dissolution or otherwise), all partnership interests in such Partnership now owned or hereafter acquired by Pledgor as a result of exchange offers, direct investments or otherwise, and all accounts, general intangibles and other rights to payment or reimbursement, now existing or hereafter arising or acquired, from the Partnership, existing or arising from loans, advances or other extensions of credit by Pledgor from time to time to or for the account of the Partnership, or from services rendered by Pledgor from time to time to or for the account of the Partnership; excluding, however, all obligations and liabilities of Pledgor in and to the Partnership (including, without limitation, all duties of Pledgor as a general or limited partner in any Partnership and all voting rights incidental thereto).

          "Partnership" means ESI Pipeline Operating L.P.

          "Person" means any natural person, corporation, limited liability company, partnership, limited liability partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Pledge Agreement" is defined in the preamble.

          "Pledged Property" means all Partnership Interests and all interests in the Partnership, all securities, securities entitlement, securities accounts, all assignments of any amounts due or to become due, all other instruments which are now being delivered by Pledgor to Lender or may from time to time hereafter be delivered by Pledgor to Lender for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of the foregoing.

          "Pledgor" is defined in the preamble.

          "Secured Obligations" is defined in Section 2.2.

          "Securities Act" is defined in Section 6.

          "U.C.C." means the Uniform Commercial Code as in effect in the State of Texas.

          SECTION 1.2    Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

          SECTION 1.3    U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

ARTICLE II
PLEDGE

          SECTION 2.1    Grant of Security Interest. Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to Lender, and hereby grants to Lender a continuing security interest in, all of the following property whether now owned or hereafter acquired (the "Collateral"):

          (a)           the Partnership Interests;

          (b)           all cash and other property, real, personal, or mixed, distributable or payable at any time or from time to time to Pledgor from the Partnership, as a dividend or otherwise in complete or partial liquidation or otherwise, including, without limitation, Pledgor's share of any revenues of the Partnership derived from any contract but not including any cash or other property actually paid to Pledgor as permitted pursuant to Section 2.4 hereof;

          (c)           all other Pledged Property; and

          (d)           all proceeds and products of any of the foregoing but not including any cash or other property actually paid to Pledgor as permitted pursuant to Section 2.4. hereof or any proceeds or products of such cash or other property.

          SECTION 2.2   Security for Obligations. This Pledge Agreement secures the payment in full of all Obligations now or hereafter existing under the Credit Agreement, the Note and each other Loan Document, whether for principal, interest, costs, fees, expenses, or otherwise, and all other obligations of Borrower to Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due, and all obligations of Pledgor now or hereafter existing under this Pledge Agreement and each other Loan Document to which it is or may become a party (all such Obligations and other obligations of Borrower and Pledgor being the "Secured Obligations").

          SECTION 2.3    Delivery of Pledged Property.      (a)    All certificates or instruments representing or evidencing any Collateral, including those representing or evidencing the Partnership Interests, if any, shall be delivered to and held by or on behalf of Lender pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary endorsements or instruments of transfer or assignment, duly executed in blank.

(b)        (i)         To the extent any of the Collateral constitutes an "uncertificated security" (as defined in Section 8-102(a)(18) of the U.C.C. or Section 8-102 of the Uniform Commercial Code as in effect in any jurisdiction that has not adopted the 1994 Amendments) and the issuer of which is organized in a jurisdiction, or has selected a jurisdiction (in circumstances permitted by Section 8-110(d) of the U.C.C.), that has not enacted the 1994 Amendments, Pledgor shall cause the issuer thereof to acknowledge to Lender the registration on the books of such issuer of the pledge and security interest hereby created in the manner required by Section 8-408(d) of the Uniform Commercial Code of its jurisdiction of organization.

          (ii)         To the extent any of the Collateral constitutes an "uncertificated security" (as defined in Section 8-102(a)(18) of the U.C.C.) and the issuer of which is organized in a jurisdiction, or has selected a jurisdiction (in circumstances permitted by Section 8-110(d) of the U.C.C.), that has enacted the 1994 Amendments, Pledgor shall cause the issuer thereof to acknowledge to Lender the registration on the books of such issuer of the pledge and security interest hereby created in the manner required by Section 8-301(1)(b) of the U.C.C.

(c)        (i)         To the extent any of the Collateral constitutes a "security entitlement" or a "securities account" (as such terms are defined in Sections 8-102(a)(17) and 8-501, respectively, of the U.C.C.) and the jurisdiction of the securities intermediary (as described in Section 8-110(e) of the U.C.C.) against which such securities entitlement is established or at which such securities account is maintained is not a jurisdiction that has adopted the 1994 Amendments, Pledgor shall cause such Collateral to be transferred to Lender pursuant to Section 8-313(1) of the Uniform Commercial Code as in effect in such jurisdiction in a manner satisfactory to Lender.

          (ii)         To the extent any of the Collateral constitutes a "security entitlement" or a "securities account" (as such terms are defined in Sections 8-102(a)(17) and 8-501, respectively, of the U.C.C.) and the jurisdiction of the securities intermediary (as described in Section 8-110(e) of the U.C.C.) against which such securities entitlement is established or at which such securities account is maintained is a jurisdiction that has adopted the 1994 Amendments, Pledgor shall cause to be delivered to Lender an agreement, in form and substance satisfactory to Lender, executed by such securities intermediary whereby such securities intermediary agrees (i) that it will comply with entitlement orders originated by Lender without further consent by Pledgor with respect to all such Collateral (it being understood that such agreement may provide that at all times when such securities intermediary has not been notified that a Default is in existence, the securities intermediary may comply with entitlement orders of Pledgor), (ii) to subordinate any security interest it may have in and to all such Collateral to the security interest of Lender therein and (iii) that it will not agree with any Person other than Lender in any manner that would grant such Person "control" over any such Collateral.

          SECTION 2.4 Distributions on Partnership Interest. In the event that any Distribution is to be paid on the Partnership Interest at a time when no Default has occurred and is continuing, such Distribution may be paid directly to Pledgor and once so paid shall no longer constitute any part of the Collateral. If any such Default or Event of Default has occurred and is continuing then any such Distribution or payment shall be paid directly to Lender and shall constitute part of the Collateral.

          SECTION 2.5 Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

          (a)           remain in full force and effect until payment in full of all Secured Obligations and the termination of the commitments of Lender to make Loans to Borrower,

          (b)           be binding upon Pledgor and its successors, transferees and assigns, and

          (c)           inure to the benefit of Lender and its successors, transferees, and assigns.

 Without limiting the foregoing clause (c), Lender may assign or otherwise transfer (in whole or in part) the Note or any Loan to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to Lender under any Loan Document (including this Pledge Agreement) or otherwise. Upon the payment in full of all Secured Obligations and the termination of the commitments of Lender to make Loans to Borrower, the security interest granted herein shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination, Lender will, at Pledgor's sole expense, deliver to Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Property, together with all other Collateral held by Lender hereunder, and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

          SECTION 2.6   Security Interest Absolute. All rights of the Lender and the security interests granted to Lender hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional, irrespective of

          (a)           any lack of validity or enforceability of the Credit Agreement, the Note or any other Loan Document,

          (b)           the failure of Lender or any holder of the Note

          (i)           to assert any claim or demand or to enforce any right or remedy against Borrower, any other Obligor or any other Person under the provisions of the Credit Agreement, the Note, any other Loan Document or otherwise, or

          (ii)           to exercise any right or remedy against any other Obligor of, or collateral securing, any Secured Obligations,

          (c)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation,

          (d)           any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations,

          (e)           any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, the Note or any other Loan Document,

          (f)           any addition, exchange, release, surrender, or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or

          (g)           any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, Borrower, any other Obligor, any surety or any guarantor.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

          SECTION 3.1   Warranties, etc. Pledgor represents and warrants unto Lender, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Property) by Pledgor to Lender of any Collateral, as set forth in this Article.

          SECTION 3.2   Organization, etc. Pledgor is a corporation duly organized, and is validly existing and in good standing under the laws of the State of [Tennessee]; and Pledgor is duly qualified and in good standing as a corporation authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required and where the failure so to qualify would have a material adverse effect on the financial condition, business, operations and prospects of Pledgor.

          SECTION 3.3   Due Authorization; Non-Contravention; etc. Pledgor has the full legal power, right and capacity to enter into and perform this Pledge Agreement and the other Loan Documents to which it is a party. The consummation of the transactions contemplated by this Pledge Agreement and the other Loan Documents to which it is a party are within Pledgor's legal power, have received all necessary governmental and other approvals, exemptions, authorizations, licenses and permits (if any shall be required), and do not and will not contravene or conflict with any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to Pledgor, and do not and will not result in the breach or termination of any provision of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which Pledgor is a party or by which Pledgor or its properties may be bound or pursuant to which Pledgor was created, including, without limitation, any confidentiality agreement or restrictions or disclosure of information.

          SECTION 3.4 Validity. This Pledge Agreement and the other Loan Documents to which Pledgor is a party have been duly executed and delivered and constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with their terms.

          SECTION 3.5 No Consent. No authorization, consent or approval, or any formal exemption, of any governmental body or regulatory authority (federal, state or local) or other Person is or will be necessary to the valid execution, delivery or performance by Pledgor of this Pledge Agreement or the other Loan Documents to which Pledgor is a party.

          SECTION 3.6 Ownership, No Liens, etc.  Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of Lender.

          SECTION 3.7 Valid Security Interest. The delivery of such Collateral to Lender is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations. Other than filing a UCC-1 financing statement with the Secretary of State of Tennessee, no filing or other action will be necessary to perfect or protect such security interest.

          SECTION 3.8 Partnership Interests. The character (general and/or limited partner), of Pledgor's interest in the Partnership, and Pledgor's percentage interest in the Partnerships' profits (with profits interests as a general and as a limited partner separately stated) as of the date hereof is a [one percent (1%) general partner interest] [twenty-seven and seventy-four hundredths percent (27.74%) limited partner interest]. Pledgor has provided to Lender true, correct and complete copies of the Partnership Agreement in effect on the date hereof.

          SECTION 3.9 Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

          (a)           for the pledge by Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by Pledgor, or

          (b)           for the exercise by Lender of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Partnership Interest, as may be required in connection with a disposition of such Partnership Interest by laws affecting the offering and sale of such type of Partnership Interest generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

          SECTION 3.10 Compliance with Laws. Pledgor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which might materially adversely affect the business, properties, assets, operations, condition (financial or otherwise) or prospects of Pledgor or the value of the Collateral or the worth of the Collateral as collateral security.

          SECTION 3.11 Uncertificated Nature of Partnership Interests. No right, title and interest of Pledgor in the Partnership is represented by a certificate of interest or instrument, except such certificates or instruments, if any, as have been delivered to Lender and are held in its possession, together with transfer documents as required in this Pledge Agreement (and Pledgor covenants and agrees that any such certificates or instruments hereafter received by Pledgor with respect to any of the Collateral will be held in trust for Lender and promptly delivered to Lender).

ARTICLE IV
COVENANTS

          SECTION 4.1 Protect Collateral; Further Assurances, etc. Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of Lender hereunder). Pledgor will warrant and defend the right and title herein granted unto Lender in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Pledgor agrees that at any time, and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Pledgor agrees that without the prior written consent of Lender, in its sole and absolute discretion, it will not vote the Partnership Interest in a way that allows the Partnership, to (i) enter into any employment contracts, (ii) make any amendments to the certificate of formation or limited liability company agreement of the Partnership, or (iii) enter in any other agreements which, in the opinion of Lender, in its sole and absolute discretion, will reduce the value of the Pledged Collateral.

          SECTION 4.2 Instruments of Transfer; Additional Undertakings and Agreements. Pledgor agrees that it will:

          (a)           Execute such additional Uniform Commercial Code financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed necessary or appropriate by Lender) and do such other acts and things, all as Lender may from time to time request to establish and maintain a valid, perfected pledge (including without limitation, a perfected pledge by means of control) on, and security interest in, the Collateral (free of all other Liens, except as expressly permitted by the Credit Agreement) to secure the payment and performance of the Secured Obligations;

          (b)           Notify the Partnership of the existence of this Pledge Agreement by sending to them a notice by certified mail, return receipt requested, in substantially the form set forth in Attachment 2 hereto or in other form satisfactory to Lender, and serve a certified copy of this Agreement upon the Partnership, immediately following the execution and delivery of this Pledge Agreement;

          (c)           Keep, at its address so indicated below its signature hereto, all its records concerning the Collateral, which records will be of such character as will enable Lender or its designees to determine at any time the status thereof;

          (d)           Furnish to Lender, as soon as possible and in any event within fifteen (15) days after the occurrence from time to time of any change in the address of Pledgor's location (as described below its signature) or in the name of Pledgor, notice in writing of such change;

          (e)           Furnish Lender such information concerning the Collateral as Lender may from time to time reasonably request, and permit Lender and its designees, at such times during normal business hours as Lender may desire, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of Pledgor which pertain to the Collateral;

          (f)           Provide Lender, not less than ten (10) days after entering into same, a copy of any amendment or supplement to, or modification or waiver of, any term or provision of the Partnership Agreement, provided, that Pledgor will not enter into any such amendment, supplement or modification, or execute any such waiver, which would adversely affect Lender, without the prior written approval of Lender;

          (g)           Upon the occurrence of any Event of Default, promptly upon request by Lender, transfer any Partnership Interests constituting Collateral into the name of any other nominee designated by Lender;

          (h)           Upon learning of the occurrence of any event which could reasonably be expected to cause termination and/or dissolution of any of the Partnership, notify Lender in writing thereof; and

          (i)           Not give control to any other Person other than Lender.

           SECTION 4.3 Continuous Pledge. Subject to Section 2.4 hereof, Pledgor will, at all times, keep pledged to Lender pursuant hereto all Pledged Property and all other interests constituting Collateral, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to Pledgor in respect of any Collateral.

          SECTION 4.4 Voting Rights; etc. Pledgor agrees:

          (a)           after any Default of the Credit Agreement shall have occurred and be continuing, promptly upon receipt thereof by Pledgor and without any request therefor by Lender, to deliver (properly endorsed where required hereby or requested by Lender) to Lender all Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by Lender as additional Collateral for use in accordance with Section 6.3; and

          (b)           after any Event of Default shall have occurred and be continuing and Lender has notified Pledgor of Lender's intention to exercise its voting power under this Section

          (i)           Lender may exercise (to the exclusion of Pledgor) the voting power and all other incidental rights of ownership with respect to any Partnership Interests or other Pledged Property constituting Collateral and Pledgor hereby grants Lender an irrevocable proxy, exercisable under such circumstances, to vote the Partnership Interests and such other Collateral, and

          (ii)           promptly to deliver to Lender such additional proxies and other documents as may be necessary to allow Lender to exercise such voting power.

All Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by Pledgor but which Pledgor is then obligated to deliver to Lender, shall, until delivery to Lender, be held by Pledgor separate and apart from its other property in trust for Lender. Lender agrees that unless an Event of Default shall have occurred and be continuing and Lender shall have given the notice referred to in Section 4.4(b), Pledgor shall have the exclusive voting power with respect to any Partnership Interests or other Pledged Property constituting Collateral and Lender shall, upon the written request of Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by Pledgor which are necessary to allow Pledgor to exercise voting power with respect to any Partnership Interests or other Pledged Property constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

ARTICLE V
LENDER

          SECTION 5.1 Lender Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints Lender as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Lender's discretion, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

          (a)           to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b)           to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

          (c)           to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral.

 Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

          SECTION 5.2 Lender May Perform. If Pledgor fails to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Pledgor pursuant to Section 6.4.

          SECTION 5.3 Lender Has No Duty. The powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for the reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

          SECTION 5.4 Reasonable Care. Lender is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of Lender to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

ARTICLE VI
REMEDIES

          SECTION 6.1 Certain Remedies. If any Event of Default shall have occurred and be continuing:

          (a)           Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable. Pledgor agrees that at least ten (10) days' prior notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time without necessity of announcement at the time and placed fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b)           Lender may:

          (i)           transfer all or any part of the Collateral into the name of Lender or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

          (ii)           notify the parties obligated on any of the Collateral to make payment to Lender of any amount due or to become due thereunder,

          (iii)           enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

          (iv)           endorse any checks, drafts, or other writings in Pledgor's name to allow collection of the Collateral,

          (v)           take control of any proceeds of the Collateral, and

          (vi)           execute (in the name, place and stead of Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

           SECTION 6.2 Compliance with Restrictions. Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Lender be liable nor accountable to Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

          SECTION 6.3 Application of Proceeds. All cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of Lender, be held by Lender as additional collateral security for, or then or at any time thereafter be applied in whole or in part by Lender against, all or any part of the Secured Obligations in such order as Lender shall elect. Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all the Secured Obligations, and the termination of all commitments by Lender to make Loans to Borrower, shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

          SECTION 6.4 Indemnity and Expenses. Pledgor hereby indemnifies and holds harmless Lender from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from Lender's gross negligence or willful misconduct. Upon demand, Pledgor will pay to Lender the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which Lender may incur in connection herewith.

ARTICLE VII
MISCELLANEOUS PROVISIONS

          SECTION 7.1 Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof. Unless otherwise defined herein or the context otherwise requires, the capitalized terms used in this Pledge Agreement have the meanings provided in the Credit Agreement.

          SECTION 7.2 Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

          SECTION 7.3 Protection of Collateral. Lender may from time to time, at its option, perform any act which Pledgor agrees hereunder to perform and which Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and Lender may from time to time take any other action which Lender reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

          SECTION 7.4 Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to any Pledgor, mailed or faxed or delivered to it at the address set forth below his signature hereto, if to Lender, mailed or delivered to it, addressed to it at the address of Lender specified in the Credit Agreement or, as to either party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or facsimilied, respectively, be effective when deposited in the mails or when transmitted if facsimilied, respectively, addressed as aforesaid.

          SECTION 7.5 Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

          SECTION 7.6 Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

          SECTION 7.7 Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

          SECTION 7.8 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER OR PLEDGOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF THE STATE OF TEXAS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST

ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF THE STATE OF TEXAS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF TEXAS. PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT.

          SECTION 7.9 Waiver of Jury Trial. LENDER AND PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER OR PLEDGOR. PLEDGOR AND LENDER EACH ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS PLEDGE AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

          IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

PLEDGOR:

ENERGY SEARCH, INCORPORATED

By:

Name:  Charles P. Torrey, Jr.
Title:    Chief Executive Officer

Address:      280 Ft. Sanders W. Blvd.
                   Suite 200
                   Knoxville, Tennessee 37922

Attention:     Richard S. Cooper

Telephone No.:    (423) 531-6562
Telecopy No.:      (423) 531-1435

LENDER:

SOUTHERN PRODUCER SERVICES,
L.P.

By:

Name:  David W. Stewart
Title:    Vice President

Address:             1200 Smith Street
                           Suite 2890
                           Houston, TX 77002

Attention:            Mr. Brian Shannon

Telephone No.:  (281) 584-6908
Telecopy No.:    (281) 584-3904